Supplement Dated January 2, 1996
	                         to
	Prospectus Dated August 1, 1995
                                    of
            Bartlett Value International Fund
               Bartlett Basic Value Fund
	 Bartlett Fixed Income Fund
	Bartlett Short Term Bond Fund
	  Bartlett Cash Reserves Fund

	The Prospectus of the Bartlett Capital Trust, including Bartlett Value International Fund, Bartlett Basic Value Fund, Bartlett Fixed Income Fund and Bartlett Short Term Bond Fund and Bartlett Management Trust, including Bartlett Cash Reserves Fund (collectively, the "Bartlett Mutual Funds"), dated August 1, 1995 (the "Prospectus") is hereby amended and supplemented as follows:

	On January 2, 1996, Bartlett & Co., the investment adviser to the Bartlett Mutual Funds (the "Advisor"), became a wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). Legg Mason is a holding company that provides brokerage, investment advisory, corporate and public finance and commercial mortgage banking services to individuals, institutions, corporations and municipalities through its wholly-owned subsidiaries.

	The investment objectives and policies and investment management of the Bartlett Mutual Funds will not be affected by the change in ownership of the Advisor. However, the transaction has resulted in certain initial operating and administrative changes, and is expected to result in additional changes in coming months, requiring the updating of certain information in the Prospectus.

	There are several changes in the information provided at pages 16 and 17 of the Prospectus, under the heading "Trustees
and Officers."   Mr. Rabiner has resigned as a Trustee of
Bartlett Management Trust and Mr. Reynolds has resigned as a Trustee of Bartlett Capital Trust. Their resignations as Trustees were tendered solely to satisfy the requirements of
Section 15(f) of the Investment Company Act of 1940. The information with respect to Mr. Rabiner at page 23 of the Prospectus, under the heading "Operation of the Trusts -- The Bartlett Mutual Funds Portfolio Managers," is modified only to the extent that Mr. Rabiner is no longer a Trustee of Bartlett Management Trust. Messrs. Rabiner and Reynolds remain as officers of the respective Trusts, and both remain as employees of the Advisor. Ms. Hard, Mr. Lummanick and Mr. Schlachter are not expected to remain as officers of the Trusts or employees of the Advisor. The Trusts' Boards of Trustees will determine who, if anyone, will succeed them in their respective positions with the Trusts.

	At page 18 of the Prospectus, under the heading "Purchase of Shares -- Initial Investments by Wire," wire instructions will change. Beginning February 1, 1996, wire transfers to the Bartlett Mutual Funds must be wired to:

			Northern Trust Company
			Chicago, Illinois 60675
			ABA # 0710-0015-2
			A/C #57711 Legg Mason Wood Walker, Incorporated

	At page 20 of the Prospectus, under the heading "Redemption of Shares -- By Mail", effective January 12, 1996, redemption requests by mail should be sent to: Bartlett Mutual Funds, c/o
Legg Mason Funds Processing, P.O. Box 1476, Baltimore, MD 21203-1476. Although such requests will be accepted by the Bartlett Mutual Funds in Cincinnati, processing delays may occur if such requests are sent to the Cincinnati address contained in the Prospectus.

	At pages 22 and 23 of the Prospectus, under the heading "Operation of the Trusts -- The Advisor", Bartlett & Co. is no longer the oldest independent registered investment advisor in the United States. The terms of the investment advisory contracts between the Trusts and the Advisor with respect to all five Bartlett Mutual Funds remain substantially the same, other than their termination dates. The assignments of the investment advisory contracts resulting from the change in ownership of the Advisor were approved by the shareholders of each Fund on December 28, 1995.

	The Prospectus provides at page 23 that portfolio transactions for the Bartlett Mutual Funds may be placed with the Advisor, and that any Fund may pay brokerage commissions to any broker that is an affiliate of the Advisor. The Advisor and Legg Mason have informed the Trusts that they have not entered into any arrangement whereby any Legg Mason affiliate, including the Advisor, will be entitled to effect portfolio transactions for any of the Funds. In addition, no portfolio transactions will be effected for any Fund by the Advisor or any other affiliate of Legg Mason for a period of two years following the change in ownership of the Advisor, unless the Board of Trustees of a Trust, including a majority of the disinterested Trustees of such Trust, approves the engagement of a Legg Mason affiliate to effect such transaction.

	The Boards of Trustees of the Trusts have approved the appointment of State Street Bank and Trust Company ("SSB") as the new custodian for the Trusts, effective February 1, 1996. Similarly, the Boards of Trustees of the Trusts have approved the appointment of Boston Financial Data Services, Inc., a subsidiary of SSB ("BFDS"), as the Transfer Agent for the Bartlett Mutual Funds. The address of BFDS is 2 Heritage Drive, North Quincy, Massachusetts 02171. Prior to that appointment, the Advisor had served in that capacity. In addition, the Boards of Trustees of the Trusts have determined that certain other services previously provided by the Advisor, including furnishing the Trusts with office space and executive and other necessary personnel, supervison of all aspects of each Fund's operations, bearing the expense of certain informational and purchase and redemption services to each Fund's shareholders, arranging and paying for the periodic updating of prospectuses, proxy materials, tax returns and reports to shareholders and regulatory agencies, and reporting regularly to the Trusts' officers and Trustees, will be provided by SSB, BFDS or Legg Mason Wood Walker, Incorporated, a wholly-owned subsidiary of Legg Mason ("LMWW"). For such administrative services, it is estimated that BFDS and LMWW will be paid approximately $225,000 yearly by the Advisor from its advisory fee revenues. It is anticipated that such services will be provided by these parties beginning in January 1996.

Note:	This Supplement must accompany the delivery of all
prospectuses on or after January 2, 1996.